UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 5, 2016

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)
1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2016, CDK Global, Inc. (“CDK Global”) issued a press release announcing CDK Global's financial results for its third fiscal quarter ended March 31, 2016. A copy of CDK Global's press release and an accompanying slide presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by CDK Global, Inc. on May 5, 2016
99.2	Slide Presentation dated May 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	CDK Global, Inc.
	By:	/s/ ALFRED A. NIETZEL Alfred A. Nietzel Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release issued by CDK Global, Inc. on May 5, 2016
99.2	Slide Presentation dated May 5, 2016